                                                                  EXHIBIT 10.20

                                    FORM OF
                         REGISTRATION RIGHTS AGREEMENT

     AGREEMENT dated as of February __, 1998 among PC Connection, Inc., a Delaware corporation (the "Company") and the parties listed on Schedule A hereto (the "Stockholders").

                              W I T N E S S E T H:

     WHEREAS, pursuant to the Merger Agreement dated as of February __, 1998 (the "Merger Agreement") between the Company and PC Connection, Inc., a New Hampshire corporation ("PCC New Hampshire") the Stockholders will receive an aggregate of 11,798,792 shares of common stock, par value $0.01, of the Company (the "Shares") in exchange for the capital stock of PCC New Hampshire owned by such Stockholders;

     WHEREAS, the Company has filed a registration statement (Reg. No. 333-41171) with the Securities and Exchange Commission relating to a proposed initial public offering of its Common Stock (the "Initial Public Offering"); and

     WHEREAS, the parties hereto desire to enter into this Agreement to govern certain of their rights, duties and contemplated by the Merger Agreement.

                     The parties hereto agree as follows:

                                   ARTICLE 1
                                  DEFINITIONS

     1.1  Definitions.   The following terms, as used herein, have the following
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meanings:

     "Affiliate" of any Person means any other Person directly or indirectly controlling or controlled by or under common control with such Person. For the purposes of this definition, "control" when used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of such Person, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

     "Board" means the Board of Directors of the Company.

     "Business Days" means any day except a Saturday, Sunday or other day on which commercial banks in the city of New York are authorized by law to close.
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     "Commission" means the Securities and Exchange Commission.

     "Common Stock" means the common stock, $0.01 par value, of the Company.

     "Demand Registration" is defined in Section 2.2.

     "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     "Indemnified Party" is defined in Section 2.9.

     "Indemnifying Party" is defined in Section 2.9.

     "Permitted Transferee" means (i) a Stockholder, (ii) the immediate family of a Stockholder or (iii) following the death of a Stockholder, the beneficiaries of such Stockholders' estate.

     "Person" means an individual, or a corporation, partnership, association, trust, or any other entity or organization, including a government or political subdivision or an agency or instrumentality thereof.

     "Piggy-Back Registration" is defined in Section 2.3.

     "Registrable Shares" means the Shares until (i) a registration statement covering such security has been declared effective by the Commission and it has been disposed of pursuant to such effective registration statement, (ii) such security is sold under circumstances in which all of the applicable conditions of Rule 144 (or any similar provisions then in force) under thee Securities Act are met or (iii) such security has been otherwise Transferred, and it may be resold without subsequent registration under the Securities Act.

     "Registration Expenses" is defined in Section 2.6.

     "Securities Act" means the Securities Act of 1933, as amended.

     "Selling Stockholder" means, with respect to any registration statement under the Securities Act referred to herein, a Stockholder who is selling Registrable Shares pursuant to such registration statement.

     "Selling Stockholder" means, with respect to any registration statement under the Securities Act referred to herein, a Stockholder who is selling Registrable Shares pursuant to such registration statement.

     "Shelf Registration" is defined in Section 2.1.

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     "Transfer" means any disposition of the Shares that would constitute a sale thereof under the Securities Act.

     "Underwriter" means a securities dealer who purchases any Registrable Shares as principal and not as part of such dealer's market-making activities.


                                   ARTICLE 2
                              REGISTRATION RIGHTS

     2.1  Shelf Registration.  The Company will use its best efforts to file a
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"shelf" registration statement (the "Shelf Registration") with respect to the
Registrable Shares on an appropriate form, pursuant to Rule 415 (or any similar provision that may be adopted by the Commission) under the Securities Act at any time after 180 days following the closing of the Initial Public Offering, upon the request of any of the Stockholders. In connection with any underwritten offering under the Shelf Registration, the holders of a majority of the Registrable Shares to be included in such offering shall designate an Underwriter to act with respect to such offering of Common Stock; provided that
                                                                  --------
any such underwriter must be reasonably satisfactory to the Company.

     2.2  Demand Registration.  (a) Request for Registration.  At any time after
          -------------------       ------------------------
180 days following the closing of the Initial Public Offering any of the Stockholders may make a written request for registration under the Securities Act of all or part of their Registrable Shares (a "Demand Registration"); provided, that the Company shall not be obligated to effect more than two Demand
--------
Registrations, in any 12-month period; and provided further that, in any case,
                                           --------
no Demand Registration need be effected if a Shelf Registration with respect to such Registrable Shares is then effective. Such request will specify the number of Registrable Shares proposed to be sold and will also specify the intended method of disposition thereof. Within 10 days after receipt of such request, the Company will give written notice of such registration request to the other Stockholders and include in such registration all such Registrable Shares with respect to which the Company has received a written request for inclusion therein within 20 Business Days after the receipt by the other Stockholders of the Company's notice. Each such request will also specify the number of Registrable Shares to be registered and the intended method of disposition thereof. Unless the holder or holders of a majority of the Registrable Shares to be registered in such Demand Registration shall consent in writing, no other party, including the Company (but excluding another Stockholder), shall be permitted to offer securities under any such Demand Registration.

     (b) Effective Registration.  A registration will not count as a Demand
         ----------------------
Registration until it has become effective.

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     (c) Priority on Demand Registrations.   If the holders of a majority of the
         --------------------------------
Registrable Shares to be registered in a Demand Registration so elect, the offering of such Registrable Shares pursuant to such Demand Registration shall be in the form of an underwritten offering. The Company shall select the book-running managing Underwriter in connection with such Offering and any additional investment bankers and managers to be used in connection with the Offering; provided that such managing Underwriter and additional investment bankers and
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managers must be reasonably satisfactory to holders of a majority of the
Registrable Shares to be registered in such Demand Registration.

     2.3  Piggy-Back Registration.  If at any time the Company proposes to file
          -----------------------
a registration statement under the Securities Act with respect to an equity offering by the Company for its own account or for the account of any of its respective securityholders of any class of security (other than a registration statement on Form S-4 or S-8 (or any substitute form that may be adopted by the Commission) or a registration statement filed in connection with an exchange offer or offering of securities solely to the Company's existing securityholders), then the Company shall give written notice of such proposed filing to the Stockholders as soon as practicable (but in no event less than 10 days before the anticipated filing date), and such notice shall offer the Stockholders the opportunity to register such number of Registrable Shares as each such Stockholder may request (a "Piggy-Back Registration"); provided that
                                                                  --------
the Stockholders shall not have any rights under this Section 2.3 if a Shelf Registration is then effective. The Company shall use its best efforts to cause the managing Underwriter or Underwriters of a proposed underwritten offering to permit the Registrable Shares requested to be included in a Piggy-Back Registration to be included on the same terms and conditions as any similar securities of the Company included therein.

     2.4  Reduction of Offering. Notwithstanding anything contained herein, if
          ---------------------
the managing Underwriter or Underwriters of an offering described in Section 2.2 or 2.3 deliver a written opinion to the Selling Stockholders that (i) the size of the offering that such Selling Stockholders, the Company and any other persons intend to make or (ii) the kind of securities that such Selling Stockholders, the Company and any other persons or entities intend to include in such offering are such that the success of the offering would be materially and adversely affected by inclusion of the Registrable Shares requested to be included, then (A) if the size of the offering is the basis of such Underwriter's opinion, the amount of securities to be offered for the accounts of Selling Stockholders shall be reduced pro rata (according to the number of Registrable Shares held by each such Selling Stockholder) to the extent necessary to reduce the total amount of securities to be included in such offering to the amount recommended by such managing Underwriter or Underwriters; provided that, in the case of a Piggy-Back Registration, if securities are being
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offered for the account of other persons or entities as well as the Company, then with respect to the Registrable Shares intended to be offered by the Selling Stockholders, the proportion by which

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the amount of such class of securities intended to be offered by the Selling
Stockholders is reduced shall not exceed the proportion by which the amount of such class of securities intended to be offered by such other persons or entities is reduced; and (B) if the combination of securities to be offered is the basis of such Underwriter's opinion, (x) the Registrable Shares to be included in such offering shall be reduced as described in clause (A) above (subject to the proviso in clause (A)) or, (y) if the actions described in clause (x) would, in the judgment of the managing Underwriter, be insufficient to substantially eliminate the adverse effect that inclusion of the Registrable Shares requested to be included would have on such offering, such Registrable Shares will be excluded from such offering.

     2.5    Filings; Information.  Whenever any Stockholder requests that any
            --------------------
Registrable Shares be registered pursuant to Section 2.2 hereof or requests the filing of the Shelf Registration the Company will use its best efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof as quickly as practicable, and in connection with any such request and the Shelf Registration:

     (a) The Company will as expeditiously as possible prepare and file with the Commission a registration statement on any form for which the Company then qualifies or which counsel for the Company shall deem appropriate and which form shall be available for the sale of the Registrable Shares to be registered thereunder in accordance with the intended method of distribution thereof, and use its best efforts to cause such filed registration statement to become and remain effective for, in the case of a Shelf Registration, a period of not less than two years and in the case of a registration pursuant to Section 2.2 for a period of not less than 270 days; provided that if the Company shall furnish to
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the Stockholder(s) making a request pursuant to Section 2.2 a certificate signed by either its Chairman, Vice Chairman or President stating that in his or her good faith judgment it would be significantly disadvantageous to the Company or its stockholders for such a registration statement to be filed as expeditiously as possible, the Company shall have a period of not more than 90 days within which to file such registration statement measured from the date of receipt of the request in accordance with Section 2.2.

     (b) The Company will, if requested, prior to filing a registration statement or prospectus or any amendment or supplement thereto, furnish to each Selling Stockholder and each Underwriter, if any, copies of such registration statement a proposed to be filed, and thereafter furnish to such Selling Stockholder and Underwriter, if any, such number of copies of such registration statement, each amendment and supplement thereto (in each case including all exhibits thereto and documents incorporated by reference therein), the prospectus included in such registration statement (including each preliminary prospectus) and such other documents as such Selling Stockholder or Underwriter may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such Selling Stockholder.

     (c) After the filing of the registration statement, the Company will promptly notify each Selling Stockholder of any stop order issued or threatened by the Commission and take all reasonable actions required to prevent the entry of such stop order or to remove it if entered.

     (d) The Company will use its best efforts to (i) register or qualify the Registrable Shares under such other securities or blue sky laws of such jurisdictions in the United States as any Selling Stockholder reasonably (in light of such Selling Stockholder's intended plan of distribution) requests and
(ii) cause such Registrable Shares to be registered with or approved by such other governmental agencies or authorities as may be necessary by virtue of the business and operations of the Company and do any and all other acts and things that may be reasonably necessary or advisable to enable such Selling Stockholder to consummate the disposition of the Registrable Shares owned by such Selling Stockholder; provided that the Company will not be required to (A) qualify
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generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this paragraph (d), (B) subject itself to taxation in any such jurisdiction or (C) consent to general service of process in any such jurisdiction.

     (e) The Company will immediately notify each Selling Stockholder, at any time when a prospectus relating to Registrable Shares owned by such Selling Stockholder is required to be delivered under the Securities Act, of the occurrence of an event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading and promptly make available to each Selling Stockholder any such supplement or amendment.

     (f) The Company will enter into customary agreements (including an underwriting agreement in customary form) and take such other actions as are reasonably required in order to expedite or facilitate the disposition of such Registrable Shares.

     (g) The Company will make available for inspection by any Selling Stockholder, any Underwriter participating in such disposition and any attorney, accountant or other professional retained by any such Selling Stockholder or Underwriter (collectively, the "Inspectors") all financial and other records, pertinent corporate documents and properties of the Company (collectively, the "Records") as shall be reasonably necessary to enable their to exercise their due diligence responsibility, and cause the Company's officers, directors and employees to supply all information reasonably requested by any Inspectors in connection with such registration statement. Records which the Company determines, in good faith, to be confidential and which it notifies the Inspectors are Confidential shall not be disclosed by the Inspectors unless (i) the disclosure of such Records is necessary to avoid or correct a misstatement or omission in such registration statement or (ii) the release of such Records is ordered pursuant to a subpoena or other order from a court of competent jurisdiction. Each Selling Stockholder agrees that information obtained by it as a result of such inspections shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such is made generally available to the public. Each Selling Stockholder further agrees that it will, upon learning that disclosure of such Records is sought in a court of competent jurisdiction, give notice to the Company and allow the Company, at its expense, to undertake appropriate action to prevent disclosure of the records deemed confidential.

     (h) The Company will furnish to each Selling Stockholder and to each Underwriter, if any, a signed counterpart, addressed to such Selling Stockholder or Underwriter, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company's independent public accountants, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as the holders of a majority of Registrable Shares included in such offering or the managing Underwriter therefor reasonably requests.

     (i) The Company will otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its securityholders, as soon as reasonably practicable, an earnings statement covering a period of 12 months, beginning within three months after the effective date of the registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act.

     (j) The Company will use its best efforts to cause all such Registrable Shares to be listed on each securities exchange on which similar securities issued by the Company are then listed.

     The Company may require each Selling Stockholder to promptly furnish in writing to the Company such information regarding the distribution of the Registrable Shares as the Company may from time to time reasonably request and such other information as may be legally required in connection with such registration.

     Each Selling Stockholder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 2.5(e) hereof, such Selling Stockholder will forthwith discontinue disposition of Registrable Shares pursuant to the registration statement covering such Registrable Shares until such Selling Stockholder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 2.5(e) hereof, and, if so directed by the Company, such Selling Stockholder will deliver to the Company all copies, other than permanent file copies then in such Selling Stockholder's possession, of the most recent prospectus covering such Registrable Shares at the time of receipt of such notice. In the event the Company shall give such notice, the Company shall extend the period during which such registration statement shall be maintained effective (including the period referred to in Section 2.5(a) hereof) by the number of days during the period from and including the date of the giving of notice pursuant to Section 2.5(e) hereof to the date when the Company shall make available to the Selling Stockholders a prospectus supplemented or amended to conform with the requirements of Section 2.5(e) hereof.

     2.6  Registration Expenses.  In connection with any registration statement
          ---------------------
required to be filed hereunder, the Company shall pay the following registration expenses incurred in connection with the registration hereunder (the "Registration Expenses"): (i) all registration and filing fees, (ii) fees and expenses of compliance with securities or blue sky laws (including reasonable fees and disbursements of counsel in connection with blue sky qualifications of the Registrable Shares, (iii) printing expenses, (iv) internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), (v) the fees and expenses incurred in connection with the listing of the Registrable Shares, (vi) reasonable fees and disbursements of counsel for the Company and customary fees and expenses for independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters requested pursuant to Section 2.5(h) hereof), (vii) the reasonable fees and expenses of any special experts retained by the Company in connection with such registration, and (viii) reasonable fees and expenses of one counsel (who shall be reasonably acceptable to the Company) for the Selling Stockholders. The Company shall have no obligation to pay any underwriting fees, discounts or commissions attributable to the sale of Registrable Shares, or any other out-of-pocket expenses of the Selling Stockholders (or the agents who manage their accounts).

     2.7  Indemnification by the Company.  The Company agrees to indemnify and
          ------------------------------
hold harmless each Selling Stockholder, its officers, directors and agents, and each Person, if any, who controls such Selling Stockholder within the meaning of
Section 15 of the Securities Act or Section 20 of the Exchange Act from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in any registration statement or prospectus relating to the Registrable Shares owned by such Selling Stockholder (as amended or supplemented if the Company shall have furnished any amendments or supplements thereto) or any preliminary prospectus, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information furnished in writing to the Company by such Selling Stockholder or on such Selling Stockholder's behalf expressly for use therein; provided, however, that
                                                        --------- --------
the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Selling Stockholder from whom the person asserting any such loss, claim, damage or liability purchased the Registrable Shares if it is determined that it was the responsibility of such Selling Stockholder to provide such person with a current copy of the prospectus and such current copy of the prospectus would have cured the defect giving rise to such loss, claim, damage or liability. The Company also agrees to indemnify any Underwriters of the Registrable Shares, their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Selling Stockholders provided in this Section 2.7.

     2.8    Indemnification by Selling Stockholders.  Each Selling Stockholder
            ---------------------------------------
agrees, severally but not jointly, to indemnify and hold harmless the Company, its officers, directors and agents and each Person, if any, who controls the Company within the meaning of either Section 15 of the Securities Act or Section 20 of the Exchange Act to the same extent as the foregoing indemnity from the Company to such Selling Stockholder, but only with reference to information relating to such Selling Stockholder furnished in writing by such Selling Stockholder or on such Selling Stockholder's behalf expressly for use in any registration statement or prospectus relating to the Registrable Shares owned by such Selling Stockholder, or any amendment or supplement thereto, or any preliminary prospectus. In case any action or proceeding shall be brought against the Company or its officers, directors or agents or any such controlling person, in respect of which indemnity may be sought against such Selling Stockholder, such Selling Stockholder shall have the rights and duties given to the Company, and the Company or its officers, directors or agents or such controlling person shall have the rights and duties given to such Selling Stockholder, by the preceding paragraph. Each Selling Stockholder also agrees to indemnify and hold harmless Underwriters of the Registrable Shares owned by such Selling Stockholder their officers and directors and each person who controls such Underwriters on substantially the same basis as that of the indemnification of the Company provided in this Section 2.8.


     2.9  Conduct of Indemnification Proceedings.  In case any proceeding
          --------------------------------------
(including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to Section 2.7 or 2.8, such person (an "Indemnified Party") shall promptly notify the person against whom such indemnity may be sought (an "Indemnifying Party") in writing and the Indemnifying Party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such Indemnified Party, and shall assume the payment of all fees and expenses. In any such proceeding, any Indemnified Party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the expense of such Indemnified Party unless (i) the Indemnifying Party and the Indemnified Party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the Indemnified Party and the Indemnifying Party and representation of both parties by the same counsel would be inappropriate due to actual or potentially differing interests between them. It is understood that the Indemnifying Party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for all such Indemnified Parties, and that all such fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for the Indemnified Parties, such firm shall be designated in writing by the Indemnified Parties. The Indemnifying Party shall not be liable for any settlement of any proceeding effected without its written consent, but if settled with such consent, or if there be a final judgment for the plaintiff, the Indemnifying Party shall indemnify and hold harmless such Indemnified Parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No Indemnifying Party shall, without the prior written consent of the Indemnified Party, effect any settlement of any pending or threatened proceeding in respect of which any Indemnified Party is or could have been a party and indemnity could have been sought hereunder by such Indemnified Party, unless such settlement includes an unconditional release of such Indemnified Party from all liability arising out of such proceeding.

     2.10  Contribution.  If the indemnification provided for in Section 2.7 or
           ------------
2.8 is unavailable to the Indemnified Parties in respect of any losses, claims, damages or liabilities referred to herein, then each such Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such losses, claims, damages or liabilities (i) as between the Company and the Selling Stockholders on the one hand and the Underwriters on the other, in such proportion as is appropriate to reflect the relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other from the offering of the securities covered by the registration statement, or if such allocation is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits but also the relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations and (ii) as between the Company on the one hand and each Selling Stockholder on the other, in such proportion as is appropriate to reflect the relative fault of the Company and of each Selling Stockholder in connection with such statements or omissions, as well as any other relevant equitable considerations.

The relative benefits received by the Company and the Selling Stockholders on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total proceeds from the offering (net of underwriting discounts and commissions but before deducting expenses) received by the Company and the Selling Stockholders bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the prospectus. The relative fault of the Company and the Selling Stockholders on the one hand and of the Underwriters on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company and the Selling Stockholders or by the Underwriters. The relative fault of the Company on the one hand and of each Selling Stockholders on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

     The Company and the Selling Stockholders agree that it would not be just and equitable if contribution pursuant to this Section 2.10 were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an Indemnified Party as a result of the losses, claims, damages or liabilities referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses reasonably incurred by such Indemnified Party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Section 2.10, no Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the securities underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission, and no Selling Stockholder shall be required to contribute any amount in excess of the amount by which the total price at which the Registrable Shares of such Selling Stockholder were offered to the public exceeds the amount of any damages which such Selling Stockholder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Selling Stockholder's obligations to contribute pursuant to this Section 2.10 are several in proportion to the proceeds of the offering received by such Selling Stockholder bears to the total proceeds of the offering received by all the Selling Stockholders and not joint.

     2.11  Participation in Underwritten Registrations.  No Person may
           -------------------------------------------
participate in any underwritten registration hereunder unless such Person (a) agrees to sell such Person's securities on the basis provided in any underwriting arrangements approved by the Persons entitled hereunder to approve such arrangements and (b) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements and this Article 2.

     2.12  Rule 144.  The Company covenants that it will file any reports
           --------
required to be filed by it under the Securities Act and the Exchange Act and that it will take such further action as any Stockholder may reasonably request, all to the extent required from time to time to enable Stockholders to sell Registrable Shares without registration under the Securities Act within the limitation of the exemptions provided by (a) Rule 144 under the Securities Act, as such Rule may be amended from time to time, or (b) any similar rule or regulation hereafter adopted by the Commission. Upon the request of any Stockholder, the Company will deliver to such Stockholder a written statement as to whether it has complied with such requirements

     2.13    Holdback Agreement.
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          (a) Restrictions on Public Sale by Selling Stockholders.  To the
              ---------------------------------------------------
extent not inconsistent with applicable law, each Selling Stockholder agrees not to effect any public sale or distribution of the issue being registered or a similar security of the Company, or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 under the Securities Act, during the 14 days prior to, and during the 90-day period beginning on, the effective date of such registration statement (except as part of such registration), if and to the extent requested by the Company in the case of a non-underwritten public offering or if and to the extent requested by the managing Underwriter or Underwriters in the case of an underwritten public offering.

          (b) Restrictions on Public Sale by the Company and Others.  The
              -----------------------------------------------------
Company and its Affiliates agree not to effect any public sale or distribution of any securities similar to those being registered in accordance with Section
2.2 or 2.3 hereof, or any securities convertible into or exchangeable or exercisable for such securities, during the 14 days prior to, and during the 90-day period beginning on, the effective date of any registration statement (except as part of such registration statement where the holders of a majority of the Registrable Shares to be included in such registration statement, in the case of a registration statement filed pursuant to Section 2.2, consent) or the commencement of a public distribution of Registrable Shares; provided, however,
                                                             --------
that the provisions of this paragraph (b) shall not prevent the conversion or exchange of any securities pursuant to their terms into or for other securities.

                                   ARTICLE 3
                                 MISCELLANEOUS

     3.1  Entire Agreement.  This Agreement constitutes the entire agreement
          ----------------
between the parties with respect to the subject matter hereof and supersedes all prior agreements and understandings, both oral and Written, between the parties with respect to the subject matter of this Agreement. Nothing in this Agreement shall amend any provision of the 1998 PC Connection Voting Trust Agreement dated February __, 1998.

     3.2  Binding Effect; Benefit.  This Agreement shall inure to the benefit of
          -----------------------
and be binding upon the parties hereto and their respective heirs, successors, legal representatives and permitted assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any Person other than the parties hereto, and their respective heirs, successors, legal representatives and permitted assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

     3.3  Assignability.  This Agreement shall not be assignable or otherwise
          -------------
transferable by any party hereto, except that any Person acquiring Shares who is required by the terms of this Agreement to become a party hereto shall execute and deliver to the Company an agreement to be bound by this Agreement and shall thenceforth be a "Stockholder", and any Stockholder who ceases to beneficially own any Shares shall cease to be bound by the terms hereof (other than Sections 2.8, 2.9 and 2.10).

     3.4  Amendment and Waiver.  Any provision of this Agreement may be amended
          --------------------
or waived if, but only if, such amendment or waiver is in writing and is signed by the Stockholders; provided that no such amendment or waiver shall, unless
                     --------
signed by all the Stockholders, impose any additional obligation upon any Stockholder; and provided, further, that no such amendment or waiver shall,
                 --------  -------
unless signed by the Company, impose any additional obligation upon the Company.

     3.5  Notices.  All notices and other communications given or made pursuant
          -------
hereto or pursuant to any other agreement among the parties, unless otherwise specified, shall be in writing and shall be deemed to have been duly given or made if sent by facsimile (with confirmation in writing), delivered personally or sent by registered or certified mail (postage prepaid, return receipt requested) to the parties at the facsimile number or addresses set forth on the signature pages hereto or at such other addresses as shall be furnished by the parties by like notice, and such notice or communication shall be deemed to have been given or made upon receipt.

Any Person who becomes a party to this Agreement shall provide its address and facsimile number to the Company, which shall promptly provide such information to each other Stockholder.

     3.6  Headings.  The headings contained in this Agreement are for
          --------
convenience only and shall not affect the meaning or interpretation of this Agreement.

     3.7  Counterparts.  This Agreement may he executed in any number of
          ------------
counterparts, each of which shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument.

     3.8  Applicable Law.  THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN
          --------------
ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW HAMPSHIRE, WITHOUT REGARD TO THE CONFLICTS OF LAW RULES OF SUCH STATE.

     3.9  Specific Enforcement.  Each party hereto acknowledges that the
          --------------------
remedies at law of the other parties for a breach or threatened breach of this Agreement would be inadequate and, in recognition of this fact, any party to this Agreement, without posting any bond, and in addition to all other remedies which may be available, shall be entitled to obtain equitable relief in the form of specific performance, a temporary restraining order, a temporary or permanent injunction or any other equitable remedy which may then be available.


     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

                              PC CONNECTION, INC.


                              By: ___________________________________
                              Name:
                              Title:


                              _______________________________________
                              Patricia Gallup


                              _______________________________________
                              David Hall

                              1998 PC CONNECTION VOTING TRUST



                              By:_______________________________________
                                    Patricia Gallup, Co-Trustee



                              By:_______________________________________
                                    David Hall, Co-Trustee

                                  SCHEDULE A

                                 STOCKHOLDERS

Stockholders                             Number of Shares
------------                             ----------------

Patricia Gallup                              20,000
[address]

David Hall                                   20,000
[address]

1998 PC Connection Voting Trust          11,758,792
